UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03386)

Exact name of registrant as specified in charter:	Putnam Global Health Care Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period:	September 1, 2015 — February 29, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHSTX

Putnam Global Health Care Fund

Semiannual report 2|29|16

A world of investing.®

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of health-care companies worldwide.

Putnam
Global Health Care
Fund

Semiannual report
2 | 29 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The health-care industries may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures, and changes in governmental and private payment systems. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of the year, stock markets around the world have experienced heightened volatility in response to a challenging investment environment. Many factors have fueled the market swings, including record low oil prices, fears of a global recession, China’s continued economic slowdown, and divergent monetary policies from central banks. Recently, within fixed-income markets, investors have generally sought traditional “safe havens” of higher-quality bonds.

In the United States, economic growth is positive, but remains tepid compared with past recoveries. Unemployment continues to fall, consumer spending is showing strength, and the housing market has been recovering. Moreover, the Federal Reserve has stated that its pace of interest-rate increases will be “gradual.”

Although today’s conditions may seem challenging, Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from a team of global equity research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended February 29, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

About the fund

Investing in the health-care sector for over 30 years

Since 1982, Putnam Global Health Care Fund has sought to capitalize on the growth potential of stocks in the health-care sector.

The fund invests across a range of industries, including manufacturers of medical devices, pharmaceutical firms that are developing innovative drugs and treatments, and health-care providers that can deliver high-quality care at a reasonable cost. Since many medical innovations happen overseas, the fund can invest in international as well as U.S. companies.

Besides its wide range of opportunities, the health-care sector offers another advantage for investors: Its products and services tend to stay in demand regardless of economic conditions. The fund invests in businesses at different stages of growth, from small, rapidly growing companies to large, established global corporations.

The fund's portfolio managers invest with a long-term view and seek stocks that can help investors build wealth over time. Their disciplined investment process includes analyzing each company's valuation, financial strength, competitive positioning, earnings, and cash flow. They conduct intensive fundamental research with support from analysts on Putnam's Global Equity Research team.

Developments and events that have affected the health-care sector

1982	1985	1990	2001	2007	2010
Public anxiety grows over spread of AIDS	A number of brand-name prescription drugs become available in generic versions	Human Genome Project is launched with the goal of mapping the 20,000 to 25,000 genes in human DNA	Scientists clone the first early human embryos for the purpose of generating embryonic stem cells	Doctors infuse baby's stem cells in sibling	Patient Protection and Affordable Care Act is signed into law

2 Global Health Care Fund

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam's sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds' managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric, gas, and water utilities

Global Health Care Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Global Health Care Fund

Interview with your fund’s portfolio manager

Kelsey, how was the environment for health-care investing during the six-month reporting period ended February 29, 2016?

It was a challenging six months for the sector, as health-care stocks worldwide endured sharp declines after an extended period of advances. Losses were most pronounced in the biotechnology industry, due in large part to concerns about pricing pressure — that is, payers such as insurance companies seeking lower prices to help manage costs for their clients. Pricing pressure can dampen profit margins for health-care companies, and it has drawn increasingly more attention as the U.S. presidential election approaches and candidates debate prescription drug affordability. The broader stock market also dealt with significant volatility during the six-month period, and stocks in most sectors posted negative returns.

How did the fund perform for the period?

Like the overall health-care sector, the fund had a difficult six months, returning –13.25% for the period, and underperforming its benchmark, the MSCI World Health Care Index [ND], which returned –8.69%. A number of key holdings were particularly hurt by the sharp selloff in biotechnology stocks.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Global Health Care Fund	5

Could you highlight some stocks that helped fund performance relative to the benchmark?

The top-performing holding was Five Prime Therapeutics, a small biotechnology company that specializes in developing compounds for the treatment of cancer. The stock’s strong performance during the period was due to the announcement of an attractive licensing deal between Five Prime and Bristol-Myers Squibb for a compound developed by Five Prime called FPA008. Bristol-Myers is working to expand its oncology portfolio, and we believe the agreement will be lucrative for Five Prime, particularly if the compound reaches the market. At the same time, Five Prime continues to advance the rest of its product pipeline, and we believe the stock remains quite attractive.

Bristol-Myers Squibb was also a top contributor to fund performance for the period. Its strength was due to a solid U.S. commercial launch of Opdivo, a cancer treatment drug. Approved for treating melanoma and lung and renal cancers, its acceptance in the marketplace was rapid and exceeded expectations. In our view, Opdivo is likely to have successful launches in several other countries, and we believe it can lead to significant margin expansion for Bristol-Myers for years to come.

Another portfolio highlight was Allergan, a pharmaceutical company that has experienced solid revenue growth. Formerly known as Actavis, the company changed its name after acquiring Allergan in March 2015. In addition to that acquisition, the company recently announced plans for the divestiture of its generics business to Teva Pharmaceutical Industries — a deal we believe will be beneficial as Allergan redeploys the capital from that sale to more profitable segments of its business. The stock was boosted more recently by the announcement of plans by Pfizer to acquire Allergan, a deal

Allocations are shown as a percentage of the fund’s net assets as of 2/29/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Health Care Fund

that may help Pfizer sustain its top-line growth, achieve cost synergy, and shift Pfizer’s headquarters to Ireland for a more favorable tax environment. Regardless of the outcome of the Pfizer deal, we believe that Allergan is an attractive investment.

What are some holdings that detracted from returns during the period?

Among the top detractors for the period was Perrigo, an Ireland-based specialty pharmaceutical company. The stock’s decline was primarily due to disappointment over the announcement in late 2015 that Perrigo would not be acquired by Mylan — a potential deal that had been cheered by investors earlier in the year. Despite this setback, we believe Perrigo continues to offer an attractive valuation and growth potential. This stock remained in the portfolio at the close of the period.

Also dampening performance was our investment in BioMarin Pharmaceutical, a drug company that felt the effects of the sharp selloff in stocks across the biotechnology industry. In addition, the FDA review of one of the company’s key products is facing a significant delay. BioMarin stock remained in the portfolio at the close of the period, as we believe the company has a solid pipeline of additional products, and we believe the stock offers attractive growth potential that is underappreciated by investors.

Another stock hurt by the biotech selloff was Celgene, a maker of treatments for cancer and immune-inflammatory diseases. The company has had solid success with its pipeline drugs, most recently with

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Global Health Care Fund	7

Revlimid, its treatment for multiple myeloma. During the period, however, investors grew concerned about the negative effect of foreign currency depreciation on the company’s earnings. This stock also remained in the portfolio at the close of the period. We believe it offers an attractive valuation in light of Celgene’s promising long-term growth potential.

As the fund enters the second half of its fiscal year, what is your outlook for the health-care sector?

Although health-care stocks faced considerable headwinds in the past six months, we believe a number of trends can support continued growth across the sector over the longer term. Companies of all sizes are developing breakthrough drugs and treatments, and we are seeing impressive levels of innovation. We believe companies are becoming smarter about developing therapies to improve quality of life. In addition, in our view, health-care stocks remain attractively priced, considering their long-term growth potential.

As for the pricing pressure on pharmaceutical and biotechnology companies, we believe that much depends on the results of the U.S. presidential election, and any drug price legislation would likely take years to be implemented, as it would require congressional approval. In the meantime, however, media attention on election issues could continue to have a negative impact on health-care stocks in the coming months.

Thank you, Kelsey, for this update and your insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Global Health Care Fund

fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Kelsey Chen holds a Ph.D. from the University of Texas Medical School, an M.B.A. from The Wharton School at the University of Pennsylvania, and a B.S. from Wuhan University in Wuhan, China. Kelsey joined Putnam in 2000 and has been in the investment industry since 1999.

In addition to Kelsey, your fund is managed by Isabel Buccellati, who holds graduate and undergraduate degrees in Business Administration from the European Business School in Oestrich-Winkel, Germany. She joined Putnam in 2012 and has been in the investment industry since 1994.

IN THE NEWS

To remain in the European Union or to leave the European Union? That is the question British voters will answer when they head to polls on June 23. After months of debate, the question of a “Brexit,” shorthand for Britain’s possible exit from the 28-nation European Union (EU), will go before British voters in a referendum vote. Brexit supporters believe that departure from the Brussels-based partnership will help better serve Britain’s national interests on financial issues, immigration, and other matters. Brexit opponents argue that Britain’s EU membership affords the country certain benefits, including bargaining powers on issues of trade and defense. They also warn of dire economic consequences for Britain if a departure takes place, including negative effects on both the country’s currency and its credit rating. For the EU, the loss of Britain — the EU’s second-largest economy — would potentially weaken the union at a time when it is struggling with various issues, including slowing economic growth and an ongoing refugee crisis.

Global Health Care Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	11.86%	11.66%	11.59%	11.59%	11.02%	11.02%	11.24%	11.12%	11.58%	11.99%

10 years	116.45	104.00	103.83	103.83	100.78	100.78	105.92	98.71	111.06	121.93
Annual average	8.03	7.39	7.38	7.38	7.22	7.22	7.49	7.11	7.76	8.30

5 years	96.08	84.80	88.81	86.83	88.84	88.84	91.22	84.53	93.60	98.54
Annual average	14.42	13.07	13.55	13.32	13.56	13.56	13.84	13.04	14.12	14.70

3 years	58.18	49.08	54.62	51.62	54.62	54.62	55.81	50.36	56.96	59.36
Annual average	16.52	14.24	15.63	14.88	15.64	15.64	15.93	14.56	16.22	16.80

1 year	–12.26	–17.31	–12.93	–16.59	–12.92	–13.67	–12.71	–15.77	–12.49	–12.05

6 months	–13.25	–18.24	–13.58	–17.22	–13.57	–14.31	–13.46	–16.49	–13.36	–13.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10	Global Health Care Fund

Comparative index returns For periods ended 2/29/16

MSCI World Health Care Index (ND)

Annual average (life of fund)	—*

10 years	115.69%
Annual average	7.99

5 years	93.24
Annual average	14.08

3 years	44.19
Annual average	12.97

1 year	–9.30

6 months	–8.69

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/29/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains

Long-term gains	$7.052		$7.052	$7.052	$7.052		$7.052	$7.052

Short-term gains	1.165		1.165	1.165	1.165		1.165	1.165

Total	$8.217		$8.217	$8.217	$8.217		$8.217	$8.217

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/15	$71.32	$75.67	$51.75	$59.40	$60.74	$62.94	$68.12	$74.75

2/29/16	54.76	58.10	37.62	44.24	45.46	47.11	51.91	57.81

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Global Health Care Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	11.90%	11.70%	11.63%	11.63%	11.06%	11.06%	11.27%	11.15%	11.62%	12.03%

10 years	123.00	110.18	110.00	110.00	106.91	106.91	112.16	104.73	117.50	128.68
Annual average	8.35	7.71	7.70	7.70	7.54	7.54	7.81	7.43	8.08	8.62

5 years	95.84	84.58	88.57	86.60	88.61	88.61	90.95	84.27	93.38	98.26
Annual average	14.39	13.04	13.53	13.29	13.53	13.53	13.81	13.00	14.10	14.67

3 years	52.61	43.83	49.18	46.25	49.22	49.22	50.32	45.06	51.45	53.75
Annual average	15.13	12.88	14.26	13.51	14.27	14.27	14.55	13.20	14.84	15.42

1 year	–12.16	–17.21	–12.82	–16.48	–12.81	–13.56	–12.60	–15.66	–12.37	–11.94

6 months	–4.02	–9.54	–4.38	–8.40	–4.38	–5.20	–4.27	–7.62	–4.14	–3.90

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 8/31/15	1.10%	1.85%	1.85%	1.60%	1.35%	0.85%

Annualized expense ratio for the
six-month period ended 2/29/16	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12	Global Health Care Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/15 to 2/29/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.20	$8.67	$8.67	$7.51	$6.36	$4.04

Ending value (after expenses)	$867.50	$864.20	$864.30	$865.40	$866.40	$868.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/16, use the following calculation method. To find the value of your investment on 9/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.62	$9.37	$9.37	$8.12	$6.87	$4.37

Ending value (after expenses)	$1,019.29	$1,015.56	$1,015.56	$1,016.81	$1,018.05	$1,020.54

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Health Care Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Health Care Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the health-care sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Global Health Care Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2016, Putnam employees had approximately $457,000,000 and the Trustees had approximately $123,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Health Care Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Global Health Care Fund

The fund’s portfolio 2/29/16 (Unaudited)

COMMON STOCKS (98.5%)*	Shares	Value

Biotechnology (29.9%)
AbbVie, Inc.	599,569	$32,742,463

Acceleron Pharma, Inc. †	112,700	2,855,818

Adaptimmune Therapeutics PLC ADR (United Kingdom) † S	46,385	333,508

Alkermes PLC †	91,200	2,943,024

AMAG Pharmaceuticals, Inc. † S	153,440	4,032,403

Amgen, Inc.	381,035	54,213,660

Anacor Pharmaceuticals, Inc. †	72,800	4,643,184

Applied Genetic Technologies Corp. †	302,159	4,009,650

Bellicum Pharmaceuticals, Inc. † S	22,759	205,286

Biogen, Inc. †	130,100	33,750,542

BioMarin Pharmaceutical, Inc. †	223,000	18,257,010

Blueprint Medicines Corp. † S	89,500	1,551,035

Catabasis Pharmaceuticals, Inc. † S	108,575	456,015

Celgene Corp. †	785,500	79,201,965

Cellectis SA ADR (France) † S	36,062	858,636

ChemoCentryx, Inc. † S	180,888	595,122

Chiasma, Inc. † S	74,200	732,354

China Biologic Products, Inc. (China) † S	32,689	3,726,546

Cidara Therapeutics, Inc. † S	90,120	903,002

Circassia Pharmaceuticals PLC (United Kingdom) †	242,993	915,426

Conatus Pharmaceuticals, Inc. † S	171,528	305,320

Concert Pharmaceuticals, Inc. †	146,831	1,888,247

CytomX Therapeutics, Inc. † S	292,379	3,771,689

CytomX Therapeutics, Inc. (acquired 6/12/15, cost $8,116,008)
(Private) † ∆∆ F	868,477	10,083,018

FivePrime Therapeutics, Inc. †	401,997	13,093,042

Gilead Sciences, Inc.	1,032,800	90,111,800

Grifols SA ADR (Spain)	493,000	7,690,800

Immune Design Corp. † S	206,302	2,065,083

Inovio Pharmaceuticals, Inc. † S	146,000	919,800

Keryx Biopharmaceuticals, Inc. † S	603,100	2,424,462

Kindred Biosciences, Inc. †	135,406	517,251

Kite Pharma, Inc. † S	42,000	1,878,240

Medivation, Inc. †	177,800	6,359,906

Merrimack Pharmaceuticals, Inc. † S	520,434	3,013,313

Neuralstem, Inc. † S	491,038	491,038

OncoGenex Pharmaceutical, Inc. † S	45,200	27,120

Portola Pharmaceuticals, Inc. †	143,669	4,047,156

PTC Therapeutics, Inc. † S	198,149	1,581,229

Sorrento Therapeutics, Inc. † S	189,300	1,143,372

TESARO, Inc. †	467,399	18,910,964

Tokai Pharmaceuticals, Inc. † S	61,000	388,570

Trevena, Inc. †	450,443	3,770,208

Trillium Therapeutics, Inc. (Canada) † S	90,132	693,115

Ultragenyx Pharmaceutical, Inc. †	58,406	3,562,182

uniQure NV (Netherlands) † S	266,683	3,741,562

Global Health Care Fund	17

COMMON STOCKS (98.5%)* cont.	Shares	Value

Biotechnology cont.
Verastem, Inc. †	355,447	$398,101

Vertex Pharmaceuticals, Inc. †	164,700	14,080,203

Vitae Pharmaceuticals, Inc. †	126,353	1,140,968

		445,024,408
Food and staples retail (2.9%)
AIN Holdings, Inc. (Japan)	65,000	2,946,973

CVS Health Corp.	416,600	40,481,022

		43,427,995
Health-care equipment and supplies (6.4%)
Baxter International, Inc.	262,500	10,371,375

Boston Scientific Corp. †	713,000	12,106,740

C.R. Bard, Inc.	95,600	18,391,528

Cooper Cos., Inc. (The)	30,500	4,360,280

Edwards Lifesciences Corp. †	76,200	6,629,400

Innocoll AG ADR (Ireland) †	316,155	2,646,217

Intuitive Surgical, Inc. †	14,100	7,939,146

Medtronic PLC	401,300	31,056,607

Unilife Corp. † S	557,524	469,156

Zosano Pharma Corp. † S	361,038	866,491

		94,836,940
Health-care providers and services (9.0%)
Aetna, Inc.	259,100	28,146,033

AmerisourceBergen Corp.	119,700	10,368,414

Anthem, Inc.	112,600	14,715,694

China Pioneer Pharma Holdings, Ltd. (China)	1,461,000	319,322

Cigna Corp.	162,500	22,686,625

Diplomat Pharmacy, Inc. † S	60,852	2,167,548

Express Scripts Holding Co. †	369,064	25,974,724

Fresenius Medical Care AG & Co., KGaA (Germany)	70,936	5,999,938

Sinopharm Group Co. (China)	310,800	1,134,824

UnitedHealth Group, Inc.	182,600	21,747,660

		133,260,782
Health-care technology (—%)
HTG Molecular Diagnostics, Inc. † S	84,092	242,185

		242,185
Life sciences tools and services (2.3%)
Agilent Technologies, Inc.	334,800	12,504,780

Morphosys AG (Germany) †	8,476	344,507

Thermo Fisher Scientific, Inc.	170,500	22,026,895

		34,876,182
Personal products (0.1%)
Synutra International, Inc. † S	350,824	1,785,694

		1,785,694
Pharmaceuticals (47.9%)
Achaogen, Inc. † S	111,627	390,695

Aerie Pharmaceuticals, Inc. † S	288,936	4,865,682

Allergan PLC †	425,546	123,455,150

Aspen Pharmacare Holdings, Ltd. (South Africa)	230,928	4,069,722

Assembly Biosciences, Inc. †	333,669	1,514,857

Astellas Pharma, Inc. (Japan)	1,689,700	24,230,366

AstraZeneca PLC (United Kingdom)	690,259	39,159,300

18	Global Health Care Fund

COMMON STOCKS (98.5%)* cont.	Shares	Value

Pharmaceuticals cont.
Aurobindo Pharma, Ltd. (India)	394,920	$3,781,726

Bayer AG (Germany)	193,827	20,337,627

Bristol-Myers Squibb Co.	1,022,800	63,342,004

Carbylan Therapeutics, Inc. † S	540,676	335,219

Corium International, Inc. † S	292,706	1,340,593

Eli Lilly & Co.	614,300	44,229,600

Endo International PLC † S	162,316	6,786,432

Flex Pharma, Inc. †	15,541	115,470

GlaxoSmithKline PLC (United Kingdom)	892,498	17,331,079

Hua Han Health Industry Holdings, Ltd. (China) S	9,439,200	969,651

Jazz Pharmaceuticals PLC †	20,600	2,504,548

Johnson & Johnson	439,300	46,218,753

Marinus Pharmaceuticals, Inc. †	271,007	1,100,288

Medicines Co. (The) † S	177,800	5,718,048

Merck & Co., Inc.	702,500	35,272,525

Mylan NV † S	637,000	28,709,590

Neos Therapeutics, Inc. † S	193,821	1,920,766

Nippon Shinyaku Co., Ltd. (Japan)	86,300	2,951,218

Novartis AG (Switzerland)	490,377	34,998,313

Perrigo Co. PLC	299,800	37,849,750

Pfizer, Inc.	991,940	29,430,860

Roche Holding AG (Switzerland)	95,913	24,567,089

Sanofi (France)	535,038	42,335,998

Shionogi & Co., Ltd. (Japan)	309,900	13,229,784

Shire PLC (United Kingdom)	326,769	17,051,283

Sihuan Pharmaceutical Holdings Group, Ltd. (China)	3,856,000	986,551

Tetraphase Pharmaceuticals, Inc. †	67,621	273,189

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	293,665	16,327,777

UCB SA (Belgium)	39,280	2,895,126

Zoetis, Inc.	267,456	10,981,743

		711,578,372

Total common stocks (cost $1,072,278,218)		$1,465,032,558

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value

Ovid Therapeutics, Inc. 144A Ser. B, 8.00% (acquired 8/10/15,
cost $4,307,309) (Private) † ∆∆ F	691,382	$3,876,579

Teva Pharmaceutical Industries, Ltd. 7.00% cv. pfd. (Israel) †	5,649	5,062,069

Total convertible preferred stocks (cost $9,956,310)		$8,938,648

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (—%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (—%)
Federal National Mortgage Association Ser., 10-13, Class WE,
4 1/2s, 2025 [i]	$564,107	$591,760

		591,760

Total U.S. government and agency mortgage obligations (cost $591,760)		$591,760

Global Health Care Fund	19

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 1.000%, December 31, 2017 [i]	$102,000	$102,546

Total U.S. treasury obligations (cost $102,546)		$102,546

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Neuralstem, Inc. Ser. J (acquired 1/14/14,
cost $0.25) ∆∆ F	1/3/19	$3.64	245,519	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (5.2%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.57% [d]	Shares	73,804,350	$73,804,350

Putnam Short Term Investment Fund 0.41% L	Shares	1,439,848	1,439,848

SSgA Prime Money Market Fund Class N 0.37% P	Shares	2,170,000	2,170,000

U.S. Treasury Bills 0.26%, April 21, 2016		$220,000	219,911

U.S. Treasury Bills 0.07%, April 7, 2016		119,000	118,970

U.S. Treasury Bills 0.19%, March 3, 2016		101,000	100,999

Total short-term investments (cost $77,854,108)			$77,854,078

TOTAL INVESTMENTS

Total investments (cost $1,160,782,942)			$1,552,519,590

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through February 29, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,486,915,537.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $13,959,597, or 0.9% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

20	Global Health Care Fund

At the close of the reporting period, the fund maintained liquid assets totaling $33,401 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	79.6%	Israel	1.4%

United Kingdom	5.1	Spain	0.5

Switzerland	4.0	China	0.5

Japan	2.9	Other	1.3

France	2.9	Total	100.0%

Germany	1.8

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $73,440,595) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Euro	Buy	3/16/16	$26,113,909	$25,562,859	$551,050

Citibank, N.A.
	Danish Krone	Buy	3/16/16	12,166,053	11,918,015	248,038

Credit Suisse International
	Japanese Yen	Buy	5/18/16	13,611,347	12,682,656	928,691

HSBC Bank USA, National Association
	Australian Dollar	Buy	4/20/16	11,410,933	11,452,439	(41,506)

JPMorgan Chase Bank N.A.
	Swiss Franc	Buy	3/16/16	12,120,625	11,824,626	295,999

Total						$1,982,272

Global Health Care Fund	21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer staples	$42,266,716	$2,946,973	$—

Health care	1,153,113,552	256,622,299	10,083,018

Total common stocks	1,195,380,268	259,569,272	10,083,018

Convertible preferred stocks	$—	$5,062,069	$3,876,579

Preferred stocks	—	—	—

U.S. government and agency mortgage obligations	—	591,760	—

U.S. treasury obligations	—	102,546	—

Warrants	—	—	—

Short-term investments	3,609,848	74,244,230	—

Totals by level	$1,198,990,116	$339,569,877	$13,959,597

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,982,272	$—

Totals by level	$—	$1,982,272	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22	Global Health Care Fund

Statement of assets and liabilities 2/29/16 (Unaudited)

ASSETS

Investment in securities, at value, including $68,511,831 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,085,538,744)	$1,477,275,392
Affiliated issuers (identified cost $75,244,198) (Notes 1 and 5)	75,244,198

Cash	318,816

Foreign currency (cost $861,904) (Note 1)	861,904

Dividends, interest and other receivables	4,974,690

Receivable for shares of the fund sold	649,652

Receivable for investments sold	6,577,164

Unrealized appreciation on forward currency contracts (Note 1)	2,023,778

Prepaid assets	56,794

Total assets	1,567,982,388

LIABILITIES

Payable for investments purchased	489

Payable for shares of the fund repurchased	1,709,822

Payable for compensation of Manager (Note 2)	741,872

Payable for custodian fees (Note 2)	23,969

Payable for investor servicing fees (Note 2)	534,513

Payable for Trustee compensation and expenses (Note 2)	466,964

Payable for administrative services (Note 2)	6,209

Payable for distribution fees (Note 2)	648,301

Unrealized depreciation on forward currency contracts (Note 1)	41,506

Collateral on securities loaned, at value (Note 1)	73,804,350

Collateral on certain derivative contracts, at value (Note 1)	2,864,306

Other accrued expenses	224,550

Total liabilities	81,066,851

Net assets	$1,486,915,537

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,064,588,037

Undistributed net investment income (Note 1)	2,627,166

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	26,121,129

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	393,579,205

Total — Representing net assets applicable to capital shares outstanding	$1,486,915,537

(Continued on next page)

Global Health Care Fund	23

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,317,472,865 divided by 24,059,496 shares)	$54.76

Offering price per class A share (100/94.25 of $54.76)*	$58.10

Net asset value and offering price per class B share ($35,095,431 divided by 932,817 shares)**	$37.62

Net asset value and offering price per class C share ($61,565,384 divided by 1,391,604 shares)**	$44.24

Net asset value and redemption price per class M share ($12,615,065 divided by 277,489 shares)	$45.46

Offering price per class M share (100/96.50 of $45.46)*	$47.11

Net asset value, offering price and redemption price per class R share
($4,040,909 divided by 77,842 shares)	$51.91

Net asset value, offering price and redemption price per class Y share
($56,125,883 divided by 970,785 shares)	$57.81

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24	Global Health Care Fund

Statement of operations Six months ended 2/29/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $275,714)	$11,378,745

Interest (including interest income of $11,759 from investments in affiliated issuers) (Note 5)	12,393

Securities lending (Note 1)	701,321

Total investment income	12,092,459

EXPENSES

Compensation of Manager (Note 2)	5,199,672

Investor servicing fees (Note 2)	1,688,965

Custodian fees (Note 2)	41,075

Trustee compensation and expenses (Note 2)	67,763

Distribution fees (Note 2)	2,452,470

Administrative services (Note 2)	28,913

Other	284,769

Total expenses	9,763,627

Expense reduction (Note 2)	(19,076)

Net expenses	9,744,551

Net investment income	2,347,908

Net realized gain on investments (Notes 1 and 3)	33,495,770

Net realized loss on foreign currency transactions (Note 1)	(3,098,224)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	2,133,402

Net unrealized depreciation of investments during the period	(268,574,503)

Net loss on investments	(236,043,555)

Net decrease in net assets resulting from operations	$(233,695,647)

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund	25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/29/16*	Year ended 8/31/15

Operations:
Net investment income	$2,347,908	$2,303,972

Net realized gain on investments
and foreign currency transactions	30,397,546	221,899,271

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(266,441,101)	17,949,625

Net increase (decrease) in net assets resulting
from operations	(233,695,647)	242,152,868

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(6,277,921)

Class B	—	—

Class C	—	—

Class M	—	(14,570)

Class R	—	(17,781)

Class Y	—	(327,769)

Net realized short-term gain on investments

Class A	(25,540,901)	(34,569,261)

Class B	(953,486)	(1,097,874)

Class C	(1,458,357)	(1,186,017)

Class M	(284,344)	(430,714)

Class R	(80,789)	(159,364)

Class Y	(1,191,943)	(1,180,109)

From net realized long-term gain on investments
Class A	(154,604,664)	(83,930,473)

Class B	(5,771,656)	(2,665,520)

Class C	(8,827,752)	(2,879,523)

Class M	(1,721,194)	(1,045,728)

Class R	(489,033)	(386,919)

Class Y	(7,215,089)	(2,865,178)

Increase from capital share transactions (Note 4)	125,627,519	190,407,185

Total increase (decrease) in net assets	(316,207,336)	293,525,332

NET ASSETS

Beginning of period	1,803,122,873	1,509,597,541

End of period (including undistributed net investment
income of $2,627,166 and $279,258, respectively)	$1,486,915,537	$1,803,122,873

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26	Global Health Care Fund

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Global Health Care Fund	27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%)[c]	(in thousands)	net assets (%)[d]	net assets (%)	turnover (%)

Class A
February 29, 2016**	$71.32	.10	(8.44)	(8.34)	—	(8.22)	(8.22)	—	—	$54.76	(13.25)*	$1,317,473	.56*	.16*	4*
August 31, 2015	67.02	.12	10.27	10.39	(.31)	(5.78)	(6.09)	—	—	71.32	16.29	1,590,624	1.10	.17	20
August 31, 2014	55.14	.28	17.95	18.23	(.22)	(6.13)	(6.35)	—	—	67.02	35.30	1,374,677	1.14	.47	22
August 31, 2013	45.03	.40	12.65	13.05	—	(2.94)	(2.94)	—[b]	—	55.14	30.48	1,099,241	1.21	.80	30
August 31, 2012	44.32	.36	5.55	5.91	(.99)	(4.22)	(5.21)	—[b]	.01[e]	45.03	15.34	923,021	1.28	.85	25
August 31, 2011	42.86	.28	4.10	4.38	—	(2.95)	(2.95)	—[b]	.03[f,g]	44.32	10.20	916,644	1.26	.59	35

Class B
February 29, 2016**	$51.75	(.10)	(5.81)	(5.91)	—	(8.22)	(8.22)	—	—	$37.62	(13.58)*	$35,095	.93*	(.21)*	4*
August 31, 2015	50.25	(.31)	7.59	7.28	—	(5.78)	(5.78)	—	—	51.75	15.42	40,640	1.85	(.58)	20
August 31, 2014	42.85	(.13)	13.66	13.53	—	(6.13)	(6.13)	—	—	50.25	34.28	33,532	1.89	(.28)	22
August 31, 2013	35.87	.02	9.90	9.92	—	(2.94)	(2.94)	—[b]	—	42.85	29.48	29,588	1.96	.05	30
August 31, 2012	36.28	.03	4.43	4.46	(.66)	(4.22)	(4.88)	—[b]	.01[e]	35.87	14.51	26,017	2.03	.09	25
August 31, 2011	35.82	(.07)	3.45	3.38	—	(2.95)	(2.95)	—[b]	.03[f,g]	36.28	9.37	31,192	2.01	(.18)	35

Class C
February 29, 2016**	$59.40	(.11)	(6.83)	(6.94)	—	(8.22)	(8.22)	—	—	$44.24	(13.57)*	$61,565	.93*	(.21)*	4*
August 31, 2015	56.89	(.34)	8.63	8.29	—	(5.78)	(5.78)	—	—	59.40	15.40	72,939	1.85	(.57)	20
August 31, 2014	47.79	(.14)	15.37	15.23	—	(6.13)	(6.13)	—	—	56.89	34.30	35,165	1.89	(.27)	22
August 31, 2013	39.68	.02	11.03	11.05	—	(2.94)	(2.94)	—[b]	—	47.79	29.50	23,851	1.96	.05	30
August 31, 2012	39.64	.04	4.90	4.94	(.69)	(4.22)	(4.91)	—[b]	.01[e]	39.68	14.50	17,562	2.03	.10	25
August 31, 2011	38.89	(.07)	3.74	3.67	—	(2.95)	(2.95)	—[b]	.03[f,g]	39.64	9.38	17,156	2.01	(.16)	35

Class M
February 29, 2016**	$60.74	(.05)	(7.01)	(7.06)	—	(8.22)	(8.22)	—	—	$45.46	(13.46)*	$12,615	.81*	(.09)*	4*
August 31, 2015	57.97	(.20)	8.81	8.61	(.06)	(5.78)	(5.84)	—	—	60.74	15.68	16,014	1.60	(.33)	20
August 31, 2014	48.48	(.01)	15.63	15.62	—	(6.13)	(6.13)	—	—	57.97	34.64	14,205	1.64	(.02)	22
August 31, 2013	40.12	.13	11.17	11.30	—	(2.94)	(2.94)	—[b]	—	48.48	29.81	10,741	1.71	.30	30
August 31, 2012	40.03	.13	4.95	5.08	(.78)	(4.22)	(5.00)	—[b]	.01[e]	40.12	14.77	9,518	1.78	.35	25
August 31, 2011	39.15	.04	3.76	3.80	—	(2.95)	(2.95)	—[b]	.03[f,g]	40.03	9.66	9,754	1.76	.09	35

Class R
February 29, 2016**	$68.12	.02	(8.01)	(7.99)	—	(8.22)	(8.22)	—	—	$51.91	(13.36)*	$4,041	.68*	.02*	4*
August 31, 2015	64.31	(.05)	9.83	9.78	(.19)	(5.78)	(5.97)	—	—	68.12	15.99	8,350	1.35	(.07)	20
August 31, 2014	53.16	.13	17.26	17.39	(.11)	(6.13)	(6.24)	—	—	64.31	34.98	5,578	1.39	.23	22
August 31, 2013	43.63	.26	12.21	12.47	—	(2.94)	(2.94)	—[b]	—	53.16	30.11	3,754	1.46	.54	30
August 31, 2012	43.11	.26	5.38	5.64	(.91)	(4.22)	(5.13)	—[b]	.01[e]	43.63	15.09	3,046	1.53	.63	25
August 31, 2011	41.86	.17	4.00	4.17	—	(2.95)	(2.95)	—[b]	.03[f,g]	43.11	9.93	2,123	1.51	.37	35

Class Y
February 29, 2016**	$74.75	.18	(8.90)	(8.72)	—	(8.22)	(8.22)	—	—	$57.81	(13.14)*	$56,126	.43*	.27*	4*
August 31, 2015	69.96	.32	10.72	11.04	(.47)	(5.78)	(6.25)	—	—	74.75	16.57	74,556.85		.42	20
August 31, 2014	57.30	.46	18.68	19.14	(.35)	(6.13)	(6.48)	—	—	69.96	35.64	46,440.89		.74	22
August 31, 2013	46.58	.55	13.11	13.66	—	(2.94)	(2.94)	—[b]	—	57.30	30.79	29,916.96		1.05	30
August 31, 2012	45.68	.48	5.74	6.22	(1.11)	(4.22)	(5.33)	—[b]	.01[e]	46.58	15.64	20,913	1.03	1.11	25
August 31, 2011	43.98	.41	4.21	4.62	—	(2.95)	(2.95)	—[b]	.03[f,g]	45.68	10.50	19,853	1.01	.85	35

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	Global Health Care Fund	Global Health Care Fund	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to $0.01 per share outstanding on November 29, 2011.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.03 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

The accompanying notes are an integral part of these financial statements.

30	Global Health Care Fund

Notes to financial statements 2/29/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through February 29, 2016.

Putnam Global Health Care Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek capital appreciation. Concentrating in the health care industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the health care industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that manufacture health care supplies or provide health care-related services, and companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

Global Health Care Fund	31

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

32	Global Health Care Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $41,506 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability

Global Health Care Fund	33

company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $73,804,350 and the value of securities loaned amounted to $68,511,831.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $1,160,807,762, resulting in gross unrealized appreciation and depreciation of $510,936,703 and $119,224,875, respectively, or net unrealized appreciation of $391,711,828.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

34	Global Health Care Fund

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,490,234	Class R	4,981

Class B	39,658	Class Y	69,800

Class C	69,847	Total	$1,688,965

Class M	14,445

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,149 under the expense offset arrangements and by $17,927 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,217, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Global Health Care Fund	35

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,843,958	Class M	53,670

Class B	196,518	Class R	12,370

Class C	345,954	Total	$2,452,470

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $97,151 and $441 from the sale of class A and class M shares, respectively, and received $9,726 and $855 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$66,021,515	$128,251,777

U.S. government securities (Long-term)	—	—

Total	$66,021,515	$128,251,777

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

36	Global Health Care Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	761,465	$49,648,307	2,339,932	$168,851,284

Shares issued in connection with
reinvestment of distributions	2,606,972	164,943,113	1,734,367	113,739,780

	3,368,437	214,591,420	4,074,299	282,591,064

Shares repurchased	(1,612,460)	(101,653,848)	(2,281,866)	(163,376,857)

Net increase	1,755,977	$112,937,572	1,792,433	$119,214,207

	Six months ended 2/29/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	123,700	$5,856,455	227,289	$12,013,227

Shares issued in connection with
reinvestment of distributions	143,455	6,244,600	73,725	3,526,282

	267,155	12,101,055	301,014	15,539,509

Shares repurchased	(119,705)	(5,308,050)	(182,925)	(9,540,940)

Net increase	147,450	$6,793,005	118,089	$5,998,569

	Six months ended 2/29/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	197,878	$10,784,220	662,318	$40,101,641

Shares issued in connection with
reinvestment of distributions	184,509	9,445,005	67,240	3,692,164

	382,387	20,229,225	729,558	43,793,805

Shares repurchased	(218,657)	(11,323,729)	(119,842)	(7,161,324)

Net increase	163,730	$8,905,496	609,716	$36,632,481

	Six months ended 2/29/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	6,902	$378,555	45,262	$2,730,095

Shares issued in connection with
reinvestment of distributions	35,779	1,880,900	24,124	1,352,158

	42,681	2,259,455	69,386	4,082,253

Shares repurchased	(28,818)	(1,630,751)	(50,818)	(3,124,320)

Net increase	13,863	$628,704	18,568	$957,933

	Six months ended 2/29/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	13,642	$851,362	61,848	$4,232,175

Shares issued in connection with
reinvestment of distributions	8,880	532,869	8,591	539,076

	22,522	1,384,231	70,439	4,771,251

Shares repurchased	(67,263)	(4,479,850)	(34,598)	(2,387,886)

Net increase (decrease)	(44,741)	$(3,095,619)	35,841	$2,383,365

Global Health Care Fund	37

	Six months ended 2/29/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	175,562	$12,001,878	558,003	$42,292,106

Shares issued in connection with
reinvestment of distributions	115,454	7,708,895	57,228	3,927,003

	291,016	19,710,773	615,231	46,219,109

Shares repurchased	(317,634)	(20,252,412)	(281,642)	(20,998,479)

Net increase (decrease)	(26,618)	$(541,639)	333,589	$25,220,630

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$25,416,593	$95,865,673	$119,842,418	$11,759	$1,439,848

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the health care sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$74,500,000

Warrants (number of warrants)	250,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$2,023,778	Payables	$41,506

Total		$2,023,778		$41,506

38	Global Health Care Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(3,049,717)	$(3,049,717)

Total	$(3,049,717)	$(3,049,717)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$2,201,003	$2,201,003

Total	$2,201,003	$2,201,003

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	Credit Suisse International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Total

Assets:

Forward currency contracts#	$551,050	$248,038	$928,691	$—	$295,999	$2,023,778

Total Assets	$551,050	$248,038	$928,691	$—	$295,999	$2,023,778

Liabilities:

Forward currency contracts#	—	—	—	41,506	—	41,506

Total Liabilities	$—	$—	$—	$41,506	$—	$41,506

Total Financial and Derivative Net Assets	$551,050	$248,038	$928,691	$(41,506)	$295,999	$1,982,272

Total collateral received (pledged)†##	$551,050	$248,038	$928,691	$102,546	$295,999

Net amount	$—	$—	$—	$(144,052)	$—

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Global Health Care Fund	39

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

40	Global Health Care Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Health Care Fund	41

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

42	Global Health Care Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Global Health Care Fund	43

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

44	Global Health Care Fund

This report is for the information of shareholders of Putnam Global Health Care Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA008
299624 4/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Health Care Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2016